Rule 497(e)
                                                         File Nos. 333-52956
                                                               and 811-07549

                           SCHWAB SIGNATURETM ANNUITY
              ISSUED BY GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                        VARIABLE ANNUITY-1 SERIES ACCOUNT

                      Supplement dated May 23, 2003 to the
                  Prospectus for the Schwab SignatureTM Annuity
                                dated May 1, 2003

Please note the following changes to your prospectus.

On Page 8 of the prospectus, please replace the third paragraph of the section entitled Example with the following:

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

 If you surrender your contract, annuitize your contract OR if you do not surrender your contract at the end of the applicable time period:

     1 year            3 years          5 years           10 years
     $280              $901             $1,612            $3,854



On Page 29 of the prospectus, please replace the footnote denoted by the single asterisk on the table entitled Average Annual Total Return for a Contract as of 12/31/02 Assumes Hypothetical $1,000 Contribution* Performance Data with the following:

*Each calculation assumes that the $1,000 initial contribution was allocated to only one Sub-Account and no transfers or subsequent contributions were made. The rate of return reflects all charges assessed against a Contract and the Sub-Account except for any premium taxes that may be payable. The charge reflected is the M&E charge of 0.70% assessed under Death Benefit Option 2 for all Contracts issued before June 13, 2003. If you selected Death Benefit Option 1, your M&E charge is 0.65%, resulting in a higher return for the Sub-Account than that shown. If you selected Death Benefit Option 2 for a Contract issued on or after June 13, 2003, your M&E charge is 0.85%, resulting in a lower return for the Sub-Account than that shown. (On or after June 13, 2003, please refer to an amended and restated Prospectus that will show returns reflecting the maximum M&E charge of 0.85% assessed under Death Benefit option 2.)


This Supplement should be retained with the Schwab SignatureTM Annuity Prospectus for future reference.